SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): February 19, 2002

                         Commission File No.: 000-26493



                        NEW MILLENNIUM DEVELOPMENT GROUP
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Nevada                                      88-0390251
---------------------------------             -------------------------------
(State or other jurisdiction of              (IRS Employer Identification No.)
incorporation or organization)


            723 Casino Blvd., 2nd Floor, Las Vegas, Nevada 89101-6716
            ---------------------------------------------------------
                    (Address of principal executive offices)


                                  (877)711-3535
                                  -------------
                            (Issuer telephone number)


        1130 West Pender Street, Suite 1200, Vancouver, British Columbia
        ----------------------------------------------------------------
                 (Former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On February 19th 2002,the company, New Millennium Development Group Inc. has decided to rescind the share purchase agreement signed with ICE , Nevada and NMDG , Florida in the best interest of the company. Several material conditions of the previously signed and announced agreement have not been met. The shares have been returned to the treasury.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

New Millennium Development Group




                                                /s/  Riz Alikhan
February 19, 2002                              ---------------------------------
-----------------                               Riz Alikhan
                                                Chief Executive Officer